Exhibit 21.1

ESSEX PROPERTY TRUST, INC.

List of Subsidiaries
as of December 31, 2024

1	360 Residences, L.P., a California limited partnership
2	500 Folsom, L.P., a California limited partnership
3	8th & Republican SPE, LLC, a Delaware limited liability company
4	8th and Republican, LLC, a Washington limited liability company
5	Anavia Apartments, LLC, a Delaware limited liability company
6	Belmont Affordable Partners, L.P., a California limited partnership
7	BEX FMCA, LLC, a Delaware limited liability company
8	BEX II GP, LLC, a Delaware limited liability company
9	BEX II, LLC, a Delaware limited liability company
10	BEX III GP, LLC, a Delaware limited liability company
11	BEX III, LLC, a Delaware limited liability company
12	BEX IV GP, LLC, a Delaware limited liability company
13	BEX IV, LLC, a Delaware limited liability company
14	BEX Portfolio, LLC, a Delaware limited liability company
15	BEXAEW Bothell Ridge, LP, a Washington limited partnership
16	BEXAEW Esplanade, LP, a California limited partnership
17	BEXAEW GP, LLC, a Delaware limited liability company
18	BEXAEW Parkside Court, LP, a California limited partnership
19	BEXAEW The Havens, LP, a California limited partnership
20	BEXAEW, LLC, a Delaware limited liability company
21	Block 9 MRU Residential, LLC, a Delaware limited liability company
22	Block 9 Residential, LLC, a Delaware limited liability company
23	Block 9 Transbay, LLC, a Delaware limited liability company
24	Block 9 UPPER MRU and Retail, LLC, a Delaware limited liability company
25	BRE-FMCA, LLC, a Delaware limited liability company
26	Cadence Phase III REIT, LLC, a Delaware limited liability company
27	Cadence REIT, LLC, a Delaware limited liability company
28	Cadence San Jose, L.P., a Delaware limited partnership
29	Courtyards at 65th, L.P., a California limited partnership
30	EMC SPE, LLC, a Delaware limited liability company
31	Emerald Pointe Apartments, LLC, a Delaware limited liability company
32	EPLP CA, LLC, a Delaware limited liability company
33	EPT Beaumont Apartments, LLC, a Delaware limited liability company
34	EPT Middlefield 355, LLC, a Delaware limited liability company
35	EPT Middlefield 415, LLC, a Delaware limited liability company
36	EPT Plaza FC, LLC, a Delaware limited liability company
37	EPT SPE LLC, a Delaware limited liability company
38	Essex 19 BWay, LLC, a Delaware limited liability company
39	Essex 500 Folsom, LLC, a Delaware limited liability company
40	Essex Alamo, L.P., a Delaware limited partnership
41	Essex Arbors, L.P., a California limited partnership

42	Essex Bella Villagio, L.P., a California limited partnership
43	Essex Bellerive, L.P., a California limited partnership
44	Essex Bellevue Park, L.P., a California limited partnership
45	Essex Berkeley 4th Street, L.P., a California limited partnership
46	Essex Bernard, L.P., a California limited partnership
47	Essex BEX II, LLC, a Delaware limited liability company
48	Essex BEX III, LLC, a Delaware limited liability company
49	Essex BEX IV, LLC, a Delaware limited liability company
50	Essex BEXAEW, LLC, a Delaware limited liability company
51	Essex Block 9 Manager, LLC, a Delaware limited liability company
52	Essex Bluffs, L.P., a California limited partnership
53	Essex Briarwood, L.P., a California limited partnership
54	Essex Bridgeport, L.P., a California limited partnership
55	Essex Broadway, LLC, a Washington limited liability company
56	Essex Buena Vista, LLC, a Delaware limited liability company
57	Essex Bunker Hill, L.P., a California limited partnership
58	Essex Cadence GP, L.P., a Delaware limited partnership
59	Essex Cadence Owner, L.P., a California limited partnership
60	Essex Cadence Phase III Owner, L.P., a California limited partnership
61	Essex CAL-WA, L.P., a California limited partnership
62	Essex Camarillo Corporation, a California corporation
63	Essex Camarillo Oaks 5, L.P., a California limited partnership
64	Essex Camarillo Oaks 789, L.P., a California limited partnership
65	Essex Camarillo, L.P., a California limited partnership
66	Essex Camino Ruiz Apartments, L.P., a California limited partnership
67	Essex Canvas, LLC, a Delaware limited liability company
68	Essex Canyon Oaks Apartments, L.P., a California limited partnership
69	Essex Carlyle, L.P., a California limited partnership
70	Essex Catalina Gardens, LLC, a Delaware limited liability company
71	Essex Chestnut Apartments, L.P., a California limited partnership
72	Essex City View, L.P., a California limited partnership
73	Essex Cochran, L.P., a California limited partnership
74	Essex Columbus, L.P., a California limited partnership
75	Essex Courtyard, L.P., a California limited partnership
76	Essex Derian, L.P., a California limited partnership
77	Essex Dublin GP, L.P., a Delaware limited partnership
78	Essex Dublin Owner, L.P., a California limited partnership
79	Essex Eagle Rim, L.P., a California limited partnership
80	Essex Emerald Ridge, L.P., a California limited partnership
81	Essex Emeryville GP, L.P., a Delaware limited partnership
82	Essex Emeryville Owner, L.P., a California limited partnership
83	Essex Emeryville REIT, LLC, a Delaware limited liability company
84	Essex Emeryville, L.P., a Delaware limited partnership
85	Essex Esplanade, L.P., a California limited partnership
86	Essex Euclid, L.P., a California limited partnership
87	Essex Excess Assets TRS, Inc., a Delaware corporation
88	Essex Fairwood Pond, L.P., a California limited partnership

89	Essex Form 15, LP, a California limited partnership
90	Essex Fountain Park Apartments, L.P., a California limited partnership
91	Essex Fox Plaza, L.P., a California limited partnership
92	Essex Gas Company Lofts, L.P., a California limited partnership
93	Essex Gateway Management, LLC, a California limited liability company
94	Essex Glenbrook, L.P., a California limited partnership
95	Essex Hamilton, L.P., a California limited partnership
96	Essex Haver Hill, L.P., a California limited partnership
97	Essex HGA, LLC, a Delaware limited liability company
98	Essex Hillcrest Park, L.P., a California limited partnership
99	Essex Hillsborough Park, L.P., a California limited partnership
100	Essex Hillsdale Holding GP, LLC, a Delaware limited liability company
101	Essex Mountainview Owner, LLC, a Delaware limited liability company
102	Essex BEX Holding, LLC, a Delaware limited liability company
103	Essex Maxwell, LLC, a Delaware limited liability company
104	Essex Holding 3, L.P., a Washington limited partnership
105	Essex Holding 4, L.P., a California limited partnership
106	Essex Hillsdale Holding, L.P., a Delaware limited partnership
107	Essex Huntington Breakers, L.P., a California limited partnership
108	Essex Huntington on Edinger, L.P., a California limited partnership
109	Essex Inglenook Court, LLC, a Delaware limited liability company
110	Essex Jaysac Tasman, L.P., a California limited partnership
111	Essex JMS Acquisition, L.P., a California limited partnership
112	Essex JV, LLC, a Delaware limited liability company
113	Essex Kiely, LP, a California limited partnership
114	Essex Kings Road, L.P., a California limited partnership
115	Essex Lawrence Station, L.P., a California limited partnership
116	Essex Le Parc, L.P., a California limited partnership
117	Essex Lorraine, L.P., a California limited partnership
118	Essex Management Corporation, a California corporation
119	Essex Marbrisa Long Beach, L.P., a California limited partnership
120	Essex Marina City Club, L.P., a California limited partnership
121	Essex MCC, LLC, a Delaware limited liability company
122	Essex Meadowood, L.P., a California limited partnership
123	Essex Meridian, LLC, a Delaware limited liability company
124	Essex Mirabella Marina Apartments, L.P., a California limited partnership
125	Essex Monarch I, L.P., a Delaware limited partnership
126	Essex Monarch II, L.P., a Delaware limited partnership
127	Essex Monarch La Brea Apartments, L.P., a California limited partnership
128	Essex Monarch Santa Monica Apartments, L.P., a California limited partnership
129	Essex Montebello, L.P., a California limited partnership
130	Essex Monterey Villas, L.P., a California limited partnership
131	Essex Monterey Villas, LLC, a Delaware limited liability company
132	Essex Monterra, LLC, a Delaware limited liability company
133	Essex Moorpark GP, L.P., a California limited partnership
134	Essex Moorpark Owner, L.P., a California limited partnership
135	Essex Moorpark REIT, LLC, a Delaware limited liability company

136	Essex Moorpark, L.P., a Delaware limited partnership
137	Essex NBN SPE, LLC, a Delaware limited liability company
138	Essex NoHo Apartments, L.P., a California limited partnership
139	Essex Northwest Gateway, LLC, a Delaware limited liability company
140	Essex Paragon, L.P., a California limited partnership
141	Essex Park Catalina, L.P., a California limited partnership
142	Essex PE Lofts, L.P., a California limited partnership
143	Essex Piedmont, L.P., a California limited partnership
144	Essex Pleasanton GP, L.P., a Delaware limited partnership
145	Essex Pleasanton Owner, L.P., a California limited partnership
146	Essex Pleasanton REIT, LLC, a Delaware limited liability company
147	Essex Pleasanton, L.P., a Delaware limited partnership
148	Essex Portfolio Management, L.P., a California limited partnership
149	Essex Portfolio, L.P., a California limited partnership
150	Essex Queen Anne, LLC, a Washington limited liability company
151	Essex Redmond Hill CW, L.P., a California limited partnership
152	Essex Redmond Hill NE, L.P., a California limited partnership
153	Essex Regency Escuela, L.P., a California limited partnership
154	Essex Rexford, LLC, a Delaware limited liability company
155	Essex Riley Square, L.P., a California limited partnership
156	Essex San Fernando, L.P., a California limited partnership
157	Essex San Ramon Partners L.P., a California limited partnership
158	Essex Santee Court, L.P., a California limited partnership
159	Essex Scripps, LLC, a Delaware limited liability company
160	Essex Skyline, L.P., a Delaware limited partnership
161	Essex SPE, LLC, a Delaware limited liability company
162	Essex Stonehedge Village, L.P., A California limited partnership
163	Essex Summerhill Park, L.P., a California limited partnership
164	Essex The Commons, L.P., a California limited partnership
165	Essex The Pointe, L.P., a California limited partnership
166	Essex The Woods, L.P., a California limited partnership
167	Essex Tierra Vista, L.P., a California limited partnership
168	Essex Tiffany Court, LLC, a Delaware limited liability company
169	Essex Toluca Lake, L.P., a California limited partnership
170	Essex Township, L.P., a California limited partnership
171	Essex Treetops, L.P., a California limited partnership
172	Essex Valley Village Magnolia, LLC, a Delaware limited liability company
173	Essex Vela On Ox, LLC, a Delaware limited liability company
174	Essex Velo Ray, L.P., a California limited partnership
175	Essex Vista Belvedere, L.P., a California limited partnership
176	Essex Walnut GP, L.P., a Delaware limited partnership
177	Essex Walnut Owner, L.P., a California limited partnership
178	Essex Walnut, L.P., a Delaware limited partnership
179	Essex Wandering Creek, LLC, a Delaware limited liability company
180	Essex Warner Center, L.P., a California limited partnership
181	Essex Waterford, L.P., a California limited partnership
182	Essex Wesco III, L.P. a California limited partnership

183	Essex Wesco IV, LLC, a Delaware limited liability company
184	Essex Wesco V, LLC, a California limited liability company
185	Essex Wesco VI, LLC, a Delaware limited liability company
186	Essex Wesco, L.P., a California limited partnership
187	Essex Wilshire, L.P., a California limited partnership
188	Essex Wynhaven, L.P., a California limited partnership
189	EssexMonarch GP I, LLC, a Delaware limited liability company
190	EssexMonarch GP II, LLC, a Delaware limited liability company
191	Essex-Palisades Facilitator, a California limited partnership
192	Fairhaven Apartment Fund, Ltd., a California limited partnership
193	GBR Palm Valley LLC, a Delaware limited liability company
194	GBR Palm Valley Podium LLC, a Delaware limited liability company
195	GBR Palma Sorrento LLC, a Delaware limited liability company
196	GBR Santa Palmia LLC, a Delaware limited liability company
197	GBR Villa Veneto LLC, a Delaware limited liability company
198	Gilroy Associates, a California limited partnership
199	GR Block B LLC, a Delaware limited liability company
200	GR Block C LLC, a Delaware limited liability company
201	Irvington Square Associates, a California limited partnership
202	Jackson School Village Limited Partnership, A California limited partnership
203	Japantown Associates LLC, a Delaware limited liability company
204	K-H Properties, a California limited partnership
205	La Brea Affordable Partners, L.P., a California limited partnership
206	LINC REIT, LLC, a Delaware limited liability company
207	Martha Lake Apartments, LLC, a Delaware limited liability company
208	Monarch Buena Vista Borrower, LLC, a Delaware limited liability company
209	Monarch Essex Scripps GP, LLC, a Delaware limited liability company
210	Monarch Essex Scripps, LLC, a Delaware limited liability company
211	New Century Towers, LLC, a Delaware limited liability company
212	Newport Beach North LLC, a Delaware limited liability company
213	Northwest Gateway Apartments, L.P., a California limited partnership
214	Pacific Western Insurance LLC, a Hawaii limited liability company
215	PacWest Insurance Services, LLC, a California limited liability company
216	Palm Valley Roll-Up LLC, a Delaware limited liability company
217	Park Hill, LLC, a Washington limited liability company
218	Pine Grove Apartment Fund, Ltd., a California limited partnership
219	PPC Sage Apartments Manager II LLC, a Delaware limited liability company
220	PPC Sage LLC, a Delaware limited liability company
221	Richmond Essex, L.P., a California limited partnership
222	RP/Essex Skyline Holdings, L.L.C., a Delaware limited liability company
223	SAC Redwood City Apartments LLC, a Delaware limited liability company
224	San Pablo Medical Investors, Ltd., a California limited partnership
225	Santa Clara Square, LLC, a California limited liability company
226	Santa Monica Affordable Partners, L.P., a California limited partnership
227	Scripps AU Owner, L.P., a California limited partnership
228	Scripps MRU Owner, L.P., a California limited partnership
229	The Oakbrook Company, an Ohio limited partnership

230	Valley Park Apartments, Ltd., a California limited partnership
231	Villa Angelina Apartment Fund, Ltd., a California limited partnership
232	WC Brio Apartments LLC, a Delaware limited liability company
233	Wesco GP, LLC, a Delaware limited liability company
234	Wesco I, LLC, a Delaware limited liability company
235	Wesco III BEX, LLC, a Delaware limited liability company
236	Wesco III GP, LLC, a Delaware limited liability company
237	Wesco III, LLC, a Delaware limited liability company
238	Wesco IV, LLC, a Delaware limited liability company
239	Wesco Redmond CW GP, LLC, a Delaware limited liability company
240	Wesco Redmond NE GP, LLC, a Delaware limited liability company
241	Wesco V GP, LLC, a Delaware limited liability company
242	Wesco V Sub GP, LLC, a Delaware limited liability company
243	Wesco V Sub, LLC, a Delaware limited liability company
244	Wesco V, LLC, a Delaware limited liability company
245	Wesco VI, LLC, a Delaware limited liability company
246	West Dublin Bart, L.P., a Delaware limited partnership
247	Western - Las Hadas Investors, A California limited partnership
248	Western Blossom Hill Investors, A California limited partnership
249	Western Highridge Investors, A California limited partnership
250	Western Riviera Investors, a California limited partnership
251	Western San Jose IV Investors Limited Partnership, a California limited partnership
252	Western-Los Gatos I Investors, A California limited partnership
253	Western Mountain View II Investors, A California limited partnership
254	Western-Palo Alto II Investors, a California limited partnership
255	Western-San Jose III Investors, a California limited partnership
256	Western-Seven Trees Investors, A California limited partnership